Exhibit 99.2

UNS Energy Corporation

Supplemental Earnings & Outlook Information

February 26, 2013

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Earnings Outlook & Assumptions	2-3
4th Quarter Earnings Variance	4
Year-End Earnings Variance	5
UNS Energy and TEP O&M	6
TEP Operating Statistics	7
TEP Margin Revenues	8
UNS Electric Operating Statistics	9
UNS Gas Operating Statistics	10
Basic & Diluted Shares Outstanding	11

SAFE HARBOR AND NON-GAAP MEASURES

This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UNS Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UNS Energy’s future results to differ from current expectations. Please refer to UNS Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.

The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The

Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNS ENERGY 2013 OUTLOOK & ASSUMPTIONS

The table below provides key assumptions related to UNS Energy’s 2013 earnings, as of February 26, 2012.

	Actual	Estimated
Key Assumptions	2012	2013	2014	2015
UNS Energy Consolidated
Base O&M ($ millions)	$266	$273 [1]
Depreciation & Amortization Expense ($ millions)	$177	$180 [1]
Total Interest Expense ($ millions)	$105	$96
Effective Income Tax Rate	38.0%	39.1%
Avg. Basic Shares Outstanding (millions)	40.4	41.6
Avg. Diluted Shares Outstanding (millions)	41.8	42.0
TEP
Retail Sales—(GWh)	9,265	9,211
Change vs. Prior Year	-0.7%	-0.6%	0-0.5%/yr
Retail Sales—Weather Normalized (GWh)	9,196	9,211
Retail Customers (Yr End)	406,390	408,815
Change vs. Prior Year	0.5%	0.6%	0.5%-1%/yr
Long-Term Wholesale Sales (GWh)
Salt River Project (SRP)	500	500
Navajo Tribal Utility Authority (NTUA)	223	225
Long-Term Wholesale Sales—Pre-Tax Margin ($ millions)	$5	$7
Palo Verde Index Prices / MWh (On-Peak)	$29	$35
Other Expenses ($ millions)
Capital Lease Amortization Expense	$14	$15	$16	$6
Capital Lease Interest Expense	$34	$24	$10	$4
(Net of Interest Income on Investment in Lease Debt)

[1]	Assumes TEP Settlement Agreement effective on Aug. 1, 2013

	Actual	Estimated
Key Assumptions	2012	2013	2014		2015
UES
UNS Gas Retail Sales (Millions of Therms)	104	113
Avg. Change vs. Prior Year	-8.5%	8.1%	0.5	%–1%
Retail Sales—Weather Normalized (Millions of Therms)	109	113
UNS Electric Retail Sales (GWh)	1,756	1,703
Avg. Change vs. Prior Year	-5.3%	-3.0%	0.5	%–1%
Retail Sales—Weather Normalized (GWh)	1,750	1,703

UNS ENERGY 2013 EARNINGS ESTIMATE SENSITIVITIES

2013 Sensitivities	Pre-Tax (millions)	After-Tax (millions)	Per Diluted Share
1% Change in Consolidated Retail Energy Sales			$0.09–$0.10
$5 / MWh Change in Wholesale Power Prices – Salt River Project Contract	$2.5	$1.5	$0.04
1% Increase in Rate on TEP’s Un-hedged Long-Term Variable Rate Debt ($215 million outstanding at 12/31/12 of which $50 million is hedged)	($1.7)	($1.0)	($0.02)

UNS ENERGY 4th QUARTER EARNINGS VARIANCE EXPLANATION

	4th Quarter 2011 UNS Energy Net Income				$8.2

	4th Quarter		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$115.1	$118.1	($3.0)	($1.8)
L-T Wholesale Margin Revenues*	1.7	1.4	0.3	0.2
Transmission Revenues	4.2	4.1	0.1	0.1

Total	121.0	123.6	(2.6)	(1.6)
Other Income Sources:
Operating synergies—Springerville Units 3&4	5.8	5.9	(0.1)	(0.1)
Expenses:
Base O&M*	64.5	64.1	0.4	0.2
Depreciation	28.3	26.8	1.5	0.9
Amortization	9.9	9.4	0.5	0.3
Total Other Deductions	3.0	2.6	0.4	0.2
Total Interest Expense	22.7	23.6	(0.9)	(0.5)
Partial Write-off of Tucson to Nogales Transmission Line	4.5	—	4.5	2.7
Other Line Item Changes	(6.3)	1.5	(7.8)	(4.7)
Income Tax Expense (Benefit)	(0.3)	(0.1)	NM	(0.2)

TEP Net Income (GAAP)	$0.5	$1.6	NM	($1.1)

Change in TEP Net Income					(1.1)
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$3.2	$3.3	NM	($0.1)
UNS Gas Net Income	$4.1	$4.3	NM	(0.2)
Millennium Energy Holdings Net Income	0.1	0.3	NM	(0.2)
Other and Consolidating Adjustments	(0.4)	(1.3)	NM	0.9

Total Net Income from Other Business Segments and Consolidating Adjustments	$7.0	$6.6	NM	$0.4

Change in UNS Electric, UNS Gas, Millennium Energy Holdings, and Other Net Income					0.4
4th Quarter 2012 UNS Energy Net Income					$7.5

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. Please see following pages for a reconciliation of these non-GAAP measures.

QTD Variance Explanation

UNS ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

	YTD December 31, 2011 UNS Energy Net Income				$110.0

	Year End		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$544.0	$550.6	($6.6)	($4.1)
L-T Wholesale Margin Revenues*	4.7	13.1	(8.4)	(5.2)
Transmission Revenues	15.8	16.4	(0.6)	(0.4)

Total	564.5	580.1	(15.6)	(9.6)
Other Income Sources:
Operating synergies - Springerville Units 3&4	21.0	24.1	(3.1)	(1.9)
El Paso Settlement	—	7.4	(7.4)	(4.6)
Expenses:
Base O&M*	233.7	237.7	(4.0)	(2.5)
Depreciation	110.9	104.9	6.0	3.7
Amortization	39.5	34.7	4.8	3.0
Total Other Deductions	3.1	2.8	0.3	0.2
Total Interest Expense	88.3	89.3	(1.0)	(0.6)
Partial Write-off of Tucson to Nogales Transmission Line	4.5	—	4.5	2.8
Other Line Item Changes	0.9	4.9	(4.0)	(2.5)
Income Tax Expense	39.1	52.0	NM	(12.9)

TEP Net Income (GAAP)	$65.5	$85.3	NM	($19.8)

Change in TEP Net Income					(19.8)
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$16.9	$17.7	NM	($0.8)
UNS Gas Net Income	9.1	10.2	NM	(1.1)
Millennium Energy Holdings Net Income	1.8	2.3	NM	(0.5)
Other and Consolidating Adjustments	(2.4)	(5.5)	NM	3.1

Total Net Income from Other Business Segments and Consolidating Adjustments	$25.4	$24.7	NM	$0.7

Change in UNS Electric, UNS Gas, Millennium Energy Holdings, and Other Net Income					0.7
YTD December 31, 2012 UNS Energy Net Income					$90.9

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. Please see following pages for a reconciliation of these non-GAAP measures.

YTD Variance Explation

UNS ENERGY AND TEP O&M

UNS Energy	4th Quarter		YTD December 31,
O&M Components	2012	2011	2012	2011
	-Millions of Dollars-		-Millions of Dollars-
UNS Energy Base O&M (Non-GAAP)	$68.0	$72.1	$266.2	$271.1
Reimbursed O&M Related to Springerville Units 3 and 4	19.4	14.4	71.9	62.9
O&M Related to Customer-funded Renewable Energy and DSM Programs	12.7	10.8	45.6	45.2

UNS Energy O&M (GAAP)	$100.1	$97.3	$383.7	$379.2

TEP	4th Quarter		YTD December 31,
O&M Components	2012	2011	2012	2011
	-Millions of Dollars-		-Millions of Dollars-
TEP Base O&M (Non-GAAP)	$64.5	$64.1	$233.7	$237.7
O&M Included in Other Expense	(7.3)	(2.8)	(6.2)	(8.0)
Reimbursed O&M Related to Springerville Units 3 and 4	19.4	14.4	71.9	62.9
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.9	8.7	35.2	38.2

TEP O&M (GAAP)	$86.5	$84.4	$334.6	$330.8

Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

O&M

TEP—OPERATING STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	369,296	367,083	2,213	0.6%	368,246	366,582	1,664	0.5%
Commercial	36,205	36,174	31	0.1%	36,210	36,058	152	0.4%
Industrial	632	636	(4)	-0.6%	633	636	(3)	-0.5%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	62	62	—	0.0%	62	62	—	0.0%

Total	406,197	403,957	2,240	0.6%	405,153	403,340	1,813	0.4%

RETAIL SALES—MWH
Residential	735,853	779,550	(43,697)	-5.6%	3,820,637	3,888,011	(67,374)	-1.7%
Commercial	450,971	455,688	(4,717)	-1.0%	1,973,931	1,972,526	1,405	0.1%
Industrial	503,682	491,555	12,127	2.5%	2,132,214	2,145,163	(12,949)	-0.6%
Mining	274,906	272,138	2,768	1.0%	1,092,518	1,083,071	9,447	0.9%
Other	63,879	61,086	2,793	4.6%	245,519	243,337	2,182	0.9%

Total	2,029,291	2,060,017	(30,726)	-1.5%	9,264,819	9,332,108	(67,289)	-0.7%

RETAIL USAGE—KWH/CUSTOMER
Residential	1,993	2,124	(131)	-6.2%	10,375	10,606	(231)	-2.2%
Commercial	12,456	12,597	(141)	-1.1%	54,513	54,704	(191)	-0.3%
Industrial	796,965	772,885	24,080	3.1%	3,368,427	3,372,898	(4,471)	-0.1%
Mining	137,453,000	136,069,000	1,384,000	1.0%	546,259,000	541,535,500	4,723,500	0.9%
Other	1,030,306	985,258	45,048	4.6%	3,959,984	3,924,790	35,194	0.9%

Total	4,996	5,100	(104)	-2.0%	22,867	23,137	(270)	-1.2%

WEATHER—COOLING DEGREE DAYS
Actual	33	49	(16)	-32.7%	1,556	1,528	28	1.8%
10-Year Average	41	38			1,484	1,473
% Change Actual vs. 10-Year Avg.	-19.5%	28.9%			4.9%	3.7%
WEATHER—HEATING DEGREE DAYS
Actual	411	694	(283)	-40.8%	1,201	1,597	(396)	-24.8%
10-Year Average	549	566			1,394	1,417
% Change Actual vs. 10-Year Avg.	-25.1%	22.6%			-13.8%	12.7%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$30.51	$32.75	($2.24)	-6.8%	$28.99	$35.72	($6.73)	-18.8%
Off Peak	$25.40	$24.07	$1.33	5.5%	$20.51	$20.95	($0.44)	-2.1%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.30	$3.23	$0.07	2.2%	$2.67	$3.89	($1.22)	-31.4%

TEP Operating Stats

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Margin Revenues:
Residential	$46.8	$49.3	($2.5)	-5.1%	$248.4	$251.9	($3.5)	-1.4%
Commercial	36.1	36.4	(0.3)	-0.8%	160.2	160.0	0.2	0.1%
Industrial	21.6	21.6	—	0.0%	92.4	94.8	(2.4)	-2.5%
Mining	7.3	7.7	(0.4)	-5.2%	30.4	31.6	(1.2)	-3.8%
Other	3.3	3.1	0.2	6.5%	12.6	12.3	0.3	2.4%

Total	$115.1	$118.1	($3.0)	-2.5%	$544.0	$550.6	($6.6)	-1.2%
DSM / REST	13.5	10.5	3.0	28.6%	45.4	46.6	(1.2)	-2.6%
Fuel and Purchased Power Revenues:
Recovered from Customers	70.3	61.1	9.2	15.1%	326.5	306.7	19.8	6.5%

Total Retail Revenues	$198.9	$189.7	$9.2	4.8%	$915.9	$903.9	$12.0	1.3%

RETAIL REVENUES—CENTS / KWH
Margin Revenues:
Residential	6.36	6.32	0.04	0.6%	6.50	6.48	0.02	0.3%
Commercial	8.00	7.99	0.01	0.1%	8.12	8.11	0.01	0.1%
Industrial	4.29	4.39	(0.10)	-2.3%	4.33	4.42	(0.09)	-2.0%
Mining	2.66	2.83	(0.17)	-6.0%	2.78	2.92	(0.14)	-4.8%
Other	5.17	5.07	0.10	2.0%	5.13	5.05	0.08	1.6%

Total	5.67	5.73	(0.06)	-1.0%	5.87	5.90	(0.03)	-0.5%
DSM / REST	0.67	0.51	0.16	31.4%	0.49	0.50	(0.01)	-2.0%
Fuel and Purchased Power Revenues:
Recovered from Customers	3.46	2.97	0.49	16.5%	3.52	3.29	0.23	7.0%

Total Retail Revenues	9.80	9.21	0.59	6.4%	9.88	9.69	0.19	2.0%

LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS
Long-Term Wholesale Margin Revenues (Non-GAAP)	$1.7	$1.4	$0.3	21.4%	$4.7	$13.1	($8.4)	-64.1%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	4.9	6.8	(1.9)	-27.9%	20.2	28.0	(7.8)	-27.9%

Long-Term Wholesale Revenues	$6.6	$8.2	($1.6)	-19.5%	$24.9	$41.1	($16.2)	-39.4%
Wholesale Transmission Revenues	4.2	4.1	0.1	2.4%	15.8	16.4	(0.6)	-3.7%
Short-term Wholesale Revenues	22.9	20.9	2.0	9.6%	70.5	72.4	(1.9)	-2.6%

Electric Wholesale Sales (GAAP)	$33.7	$33.2	$0.5	1.5%	$111.2	$129.9	($18.7)	-14.4%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

TEP Margin Revenues

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	81,015	80,596	419	0.5%	80,865	80,576	289	0.4%
Commercial	10,496	10,406	90	0.9%	10,459	10,387	72	0.7%
Industrial	20	21	(1)	-4.8%	21	22	(1)	-4.5%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	512	325	187	57.5%	474	268	206	76.9%

Total	92,045	91,350	695	0.8%	91,821	91,255	566	0.6%

RETAIL SALES—MWH
Residential	170,250	175,800	(5,550)	-3.2%	835,784	827,795	7,989	1.0%
Commercial	143,844	139,126	4,718	3.4%	614,169	601,871	12,298	2.0%
Industrial	46,566	53,498	(6,932)	-13.0%	213,239	220,930	(7,691)	-3.5%
Mining	15,622	28,146	(12,524)	-44.5%	90,689	200,619	(109,930)	-54.8%
Other	462	506	(44)	-8.7%	1,660	1,689	(29)	-1.7%

Total	376,744	397,076	(20,332)	-5.1%	1,755,541	1,852,904	(97,363)	-5.3%

RETAIL USAGE—KWH/CUSTOMER
Residential	2,101	2,181	(80)	-3.7%	10,336	10,273	63	0.6%
Commercial	13,705	13,370	335	2.5%	58,722	57,945	777	1.3%
Industrial	2,328,300	2,547,524	(219,224)	-8.6%	10,154,238	10,042,273	111,965	1.1%
Mining	7,811,000	14,073,000	(6,262,000)	-44.5%	45,344,500	100,309,500	(54,965,000)	-54.8%
Other	902	1,557	(655)	-42.1%	3,502	6,302	(2,800)	-44.4%

Total	4,093	4,347	(254)	-5.8%	19,119	20,305	(1,186)	-5.8%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$6.7	$6.8	($0.1)	-1.5%	$32.1	$31.2	$0.9	2.9%
Commercial	7.0	6.9	0.1	1.4%	28.9	28.9	—	0.0%
Industrial	2.1	2.3	(0.2)	-8.7%	9.0	9.0	—	0.0%
Mining	1.4	1.7	(0.3)	-17.6%	6.4	6.6	(0.2)	-3.0%
Other	0.1	0.1	—	0.0%	0.2	0.3	(0.1)	-33.3%

Total Margin Revenues	$17.3	$17.8	(0.5)	-2.8%	$76.6	$76.0	0.6	0.8%
DSM / REST	3.0	2.2	0.8	36.4%	11.3	6.6	4.7	71.2%
Fuel Revenues:
Recovered from Customers	17.1	20.0	(2.9)	-14.5%	83.5	99.3	(15.8)	-15.9%

Total Retail Revenues	$37.4	$40.0	(2.6)	-6.5%	$171.4	$181.9	(10.5)	-5.8%

WEATHER—COOLING DEGREE DAYS
Actual	647	579	68	11.7%	9,639	9,092	547	6.0%
10-Year Average	586	560			9,052	8,994
% Change Actual vs. 10-Year Avg.	10.4%	3.4%			6.5%	1.1%

WEATHER—HEATING DEGREE DAYS
Actual	2,184	2,801	(617)	-22.0%	5,646	6,794	(1,148)	-16.9%
10-Year Average	2,517	2,559			6,329	6,399
% Change Actual vs. 10-Year Avg.	-13.2%	9.5%			-10.8%	6.2%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS Electric

UNS GAS—OPERATING STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	135,707	134,673	1,034	0.8%	134,998	134,227	771	0.6%
Commercial	11,357	11,282	75	0.7%	11,302	11,243	59	0.5%
Industrial	22	22	—	0.0%	22	22	—	0.0%
Other	1,118	1,122	(4)	-0.4%	1,120	1,117	3	0.3%

Total	148,204	147,099	1,105	0.8%	147,442	146,609	833	0.6%

RETAIL SALES—THOUSANDS OF THERMS
Residential	22,732	25,830	(3,098)	-12.0%	67,166	73,925	(6,759)	-9.1%
Commercial	9,586	10,208	(622)	-6.1%	29,326	31,091	(1,765)	-5.7%
Industrial	652	719	(67)	-9.3%	2,015	2,374	(359)	-15.1%
Other	1,951	2,349	(398)	-16.9%	5,757	6,614	(857)	-13.0%

Total	34,921	39,106	(4,185)	-10.7%	104,264	114,004	(9,740)	-8.5%

RETAIL USAGE—THERMS/CUSTOMER
Residential	168	192	(24)	-12.5%	498	551	(53)	-9.6%
Commercial	844	905	(61)	-6.7%	2,595	2,765	(170)	-6.1%
Industrial	29,636	32,682	(3,046)	-9.3%	91,591	107,909	(16,318)	-15.1%
Other	1,745	2,094	(349)	-16.7%	5,140	5,921	(781)	-13.2%

Total	236	266	(30)	-11.3%	707	778	(71)	-9.1%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$11.7	$12.3	($0.6)	-4.9%	$38.3	$39.7	($1.4)	-3.5%
Commercial	3.4	3.4	—	0.0%	10.8	10.7	0.1	0.9%
All Other	0.7	0.7	—	0.0%	2.1	2.2	(0.1)	-4.5%

Total Margin Revenues	$15.8	$16.4	($0.6)	-3.7%	$51.2	$52.6	($1.4)	-2.7%
DSM Revenues	0.4	0.3	0.1	33.3%	1.1	1.1	—	0.0%
Transport/NSP Revenues	3.7	4.0	(0.3)	-7.5%	15.9	16.6	(0.7)	-4.2%
Fuel Revenues:
Recovered from Customers	18.1	25.8	(7.7)	-29.8%	59.9	77.3	(17.4)	-22.5%

Total Gas Revenues	$38.0	$46.5	($8.5)	-18.3%	$128.1	$147.6	($19.5)	-13.2%

WEATHER—HEATING DEGREE DAYS
Actual	7,358	8,407	(1,049)	-12.5%	19,026	21,484	(2,458)	-11.4%
10-Year Average	7,896	8,017			20,567	20,759
% Change Actual vs. 10-Year Avg.	-6.8%	4.9%			-7.5%	3.5%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS Gas

UNS ENERGY BASIC AND DILUTED SHARES OUTSTANDING

	Years Ended December 31,
	2012	2011	2010
	-Thousands of Dollars-
Numerator:
Net Income	$90,919	$109,975	$112,984
Income from Assumed Conversion of Convertible Senior Notes	1,100	4,390	4,390

Adjusted Numerator	$92,019	$114,365	$117,374

Denominator:
Weighted-Average Shares of Common Stock Outstanding:
Common Shares Issued	40,212	36,780	36,200
Participating Securities	—	53	92
Fully Vested Deferred Stock Units	150	129	123

Total Weighted-Average Shares of Common Stock Outstanding and Participating Securities—Basic	40,362	36,962	36,415
Effect of Dilutive Securities:
Convertible Senior Notes	1,062	4,281	4,178
Options and Stock Issuable Under Share-Based Compensation Plans	331	366	448

Total Shares—Diluted	41,755	41,609	41,041

The following table shows the number of stock options excluded from the diluted EPS computation because the stock option’s exercise price was greater than the average market price of the Common Stock:

	Years Ended December 31,
	2012	2011	2010
	-Thousands of Shares-
Stock Options Excluded from the Diluted EPS Computation	50	153	212

Diluted Share Count